Newbuildings	6 Months Ended
Jun. 30, 2022
New buildings [Abstract]
Newbuildings	Newbuildings
The table below sets forth the carrying value of our newbuildings:

	June 30, 2022	December 31, 2021
(In $ millions)
Opening balance	135.5	135.5
Impairment	(124.4)	—
Total	11.1	135.5
No rigs were delivered in the six months ended June 30, 2022.
The remaining contracted installments as of June 30, 2022, payable on delivery, for the five Keppel newbuilds acquired in 2017 and 2018 are approximately $624.0 million. See Note 18 - Commitments and Contingencies.
Impairment
On June 27, 2022, the Company entered into a letter of intent for the sale of three newbuilding jack-up rigs for $320.0 million, subject to various conditions, including entering into an agreement to give effect to the LOI.
As a result of the potential sale of the three newbuilding rigs, we performed an impairment assessment and concluded that, based on management's best estimate as at June 30, 2022 of the most likely outcome, an impairment charge of $124.4 million was required to reflect the difference between the best estimate of the sales amount and the sum of the current capitalized cost and the expected cost to complete (level 3 fair value).

June 30, 2022
(In $ millions)
Three newbuildings considered in the LOI carrying value	132.0
Estimated cost to complete and respective onerous contract, net	312.4
Total	444.4
Potential sale price	320.0
Impairment charge	(124.4)
Three newbuildings considered in the LOI fair value	7.6